THE MANAGERS FUNDS
		MANAGERS INTERNATIONAL EQUITY FUND

		Supplement dated September 15, 2003
to the Statement of Additional Information dated May 1, 2003
		(as supplemented June 9, 2003)

The following information supersedes any information to the contrary relating to Managers International Equity Fund (the "Fund") contained in the Fund's Statement of Additional Information dated May 1, 2003, as supplemented June 9, 2003:

Managers International Equity Fund (the "Fund")
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Effective September 15, 2003, Lazard Asset Management LLC
("Lazard"), located at 30 Rockefeller Plaza, New York, New York, replaced Deutsche Investment Management Americas, Inc. as a Sub-Advisor for Managers International Equity Fund. Bernstein Investment Research and Management ("Bernstein") and Mastholm Asset Management, L.L.C. ("Mastholm"), remain as the other Sub-Advisors for the Fund. The Fund is obligated by its investment management contract to pay The Managers Funds LLC (the "Investment Manager") an annual management fee of 0.90% of the average daily net assets of the Fund. The Investment Manager pays each Sub-Advisor a portion of the management fee calculated based on the average daily net assets of the Fund allocated to the Sub-Advisor as follows: a) for Lazard and Mastholm, 0.45% on the first $100 million of average daily net assets and 0.40% on average daily net assets in excess of $100 million and b) for Bernstein, 0.50% of average daily net assets.

The portion of Managers International Equity Fund's management fee that is retained by the Investment Manager may vary due to changes in the Investment Manager's allocation of Fund assets among the Sub-Advisors, other increases or decreases in the average daily net assets of the portion of the Fund's portfolio allocated to each Sub-Advisor and/or the implementation, modification or termination of fee waivers by the Investment Manager and/or one or more of the Sub-Advisors.

September 15, 2003